Exhibit 10.2

LifeScan, Inc. 1000 Gibraltar Drive, Milpitas, CA 95035-6312 Tel: 408 263-9789 Fax: 408 946-6070 www.LifeScan.com
October 25, 2007
Mark Morrison
Chief Executive Officer
1 Corporate Avenue
Rowville
Victoria 3178
Australia
Dear Mark,
I am writing to you today to propose amending our current License Agreement.
This amendment (“Amendment”) will be effective as of the Supply Effective Date (as defined below) and amends the License Agreement (“Agreement”) entered into the first day of April, 2002 and amended on December 7, 2005 by and between Universal Biosensors, Inc., a Delaware corporation having a principal place of business at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (“Universal Biosensors”) and LifeScan, Inc., a California corporation having a principal place of business at 1000 Gibraltar Drive, Milpitas, California 95035 (“LifeScan”). LifeScan and Universal Biosensors are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.
In consideration for the covenants and understandings set forth herein and in the Agreement, the Parties hereby agree:
Article 1.6 is hereby deleted in its entirety and replaced by the following Article:
1.6	“LIFESCAN’s Field” means diabetes, including, without limitation:

(a)	the measurement of analytes for purposes of diagnosing, managing, monitoring, prognosticating, treating, or curing diabetes;

(b)	the collection and/or analysis of data for the purpose of diabetes management;

(c)	the delivery of one or more therapeutic agents for the purpose of treating or managing abnormal glucose metabolism, including, without limitation, the delivery of insulin, insulin analogs, Glucagon-like proteins/peptides (“GLPs”), analogs of GLPs or GLP like hormones; and

(d)	the measurement of glucose in humans for any other purpose, including, without limitation, tight glycemic control.

LifeScan, Inc. 1000 Gibraltar Drive, Milpitas, CA 95035-6312 Tel: 408 263-9789 Fax: 408 946-6070 www.LifeScan.com
Articles 1.11 through 1.13 are hereby added as follows:
1.11	“Licensed Patents” means those patents and patent applications identified on Exhibit C, as well as any United States patent application, foreign counterpart, division, continuation, continuation-in-part, reissue, renewal, and re-examination thereof and patents issuing therefrom, patent extensions, certificates of invention and applications for certificates of invention.

1.12	“Supply Agreement” means the master services and supply agreement between LifeScan and Universal Biosensors and Universal Biosensors Pty Ltd, effective as of .

1.13	“Supply Effective Date” is defined in the Supply Agreement as “Effective Date”.
Article 2.3 is hereby amended to add the following sentence at the end thereof:
“The license granted to LIFESCAN by UNIVERSAL BIOSENSORS in this subparagraph 2.3 shall include the right to sublicense to LIFESCAN’s Affiliates.”
Article 2.4 is hereby added as follows:
2.4	As of the effective date of this Amendment, LIFESCAN hereby grants to UNIVERSAL BIOSENSORS a worldwide, royalty-free, non-exclusive license, with the right to sublicense, to make, have made, use, and sell under and exploit in any way the Licensed Patents in the Licensed Fields. The license granted in this Article 2.4 shall last until the last to expire of the Licensed Patents. This Article 2.4 shall survive the expiration or termination of this Agreement.
The Parties agree that all other provisions in the Agreement as previously amended remain effective.

LifeScan, Inc. 1000 Gibraltar Drive, Milpitas, CA 95035-6312 Tel: 408 263-9789 Fax: 408 946-6070 www.LifeScan.com
In witness whereof, LifeScan and Universal Biosensors have caused these present to be signed.
AGREED AND ACCEPTED TO:

UNIVERSAL BIOSENSORS INC.	LIFESCAN, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

LifeScan, Inc. 1000 Gibraltar Drive, Milpitas, CA 95035-6312 Tel: 408 263-9789 Fax: 408 946-6070 www.LifeScan.com
EXHIBIT C
LICENSED PATENTS

Patent Number	Issued Date	Title

US 6,872,298	March 29, 2005	Determination of Sample Volume Adequacy in Biosensor Devices
US 6,797,150	September 28, 2004	Determination of Sample Volume Adequacy in Biosensor Devices
US 7,195,704	March 27, 2007	Determination of Sample Volume Adequacy in Biosensor Devices
US 6,193,873	February 27, 2001	Sample Detection to Initiate Timing of an Electrochemical Assay
US 6,676,995	January 13, 2004	Solution Striping System
US 6,689,411	February 10, 2004	Solution Striping System